SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 17, 1996
(Date of earliest event reported)




                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                            033-49370-02                 13-3672337
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(State or Other Juris-               (Commission             (I.R.S. Employer
diction of Incorporation)           File Number)          Identification No.)


Two World Financial Center, Building B, New York, New York                10281
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(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code:               (212) 667-9300
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                    This Document contains exactly ___ pages.

ITEM 5.  OTHER EVENTS

     On December 17, 1996, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of December 17, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-MD VI (the "Certificates"), issued in nineteen classes. The Class A-1A, Class A-1B, Class A-1C, Class CS-1, Class CS-2, Class CS-3, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Publicly Offered Certificates") were sold to Nomura Securities International, Inc. ("NSI") pursuant to an Underwriting Agreement dated as of December 10, 1996, between the Company and NSI, as underwriter. The Class B-1, Class B-1H, Class V-1, Class V-2 and Class R Certificates (the "Privately Placed Certificates") were sold to NSI pursuant to a Purchase Agreement dated December 17, 1996, between the Company and NSI, as placement agent. The Publicly Offered Certificates had an aggregate principal balance as of December 17, 1996 of $859,388,670 and the Privately Placed Certificates had an aggregate principal balance as of December 17, 1996 of $35,807,865.

     In the aggregate, the Certificates represent the entire beneficial ownership interests in a trust fund consisting of 5 commercial mortgage loans and certain interest rate floor agreements obtained by ASC from Lehman Brothers Financial Products, Inc.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)      Exhibits



                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.                        Description
   -----------     -----------                        -----------

       1                 4.1        Pooling and Servicing Agreement,
                                    dated as of December 17, 1996.

       2                10.1        Mortgage Loan Purchase and Sale Agreement,
                                    dated as of December 17, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       NOMURA ASSET SECURITIES
                                          CORPORATION





                                       By: /s/ Perry Gershon
                                           ------------------------
                                           Perry Gershon
                                           Vice President


Date: December 30, 1996

                                 EXHIBIT INDEX

                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.                        Description
   -----------     -----------                        -----------

       1                 4.1        Pooling and Servicing Agreement,
                                    dated as of December 17, 1996.

       2                10.1        Mortgage Loan Purchase and Sale Agreement,
                                    dated as of December 17, 1996.